STATE STREET INSTITUTIONAL INVESTMENT TRUST

State Street Target Retirement 2035 Fund

Class I (SSCJX)

Class K (SSCKX)

Supplement dated October 16, 2020 to the Prospectus and Summary Prospectus, each dated April 30, 2020, as may be revised and/or supplemented from time to time

•	Effective immediately, the “Average Annual Total Returns” table in the “Performance” section of the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Average Annual Total Returns (for periods ended 12/31/19)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Five Years	Since Inception	Inception Date
Class I				9/30/2014
Return Before Taxes	23.62%	7.93%	7.98%
Return After Taxes on Distributions	21.66%	6.95%	7.00%
Return After Taxes on Distributions and Sale of Fund Shares	15.09%	6.03%	6.07%
Class K	23.61%	7.99%	8.04%	9/30/2014
State Street Target Retirement 2035 Composite Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	23.82%	8.06%	8.16%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	12.13%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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